                                                                   Exhibit 10.18

                                 [LETTERHEAD]


                                    INHALE



December 6, 1999


Phillip H. Raiser
Harvey E. Chapman, Jr.
Harbor Belmont Associates
800 S. Claremont Street, Suite 201
San Mateo, CA 94402

Re:   260 Harbor Boulevard

Gentlemen:

In connection with the pending Sublease by and between Webvan Group, Inc. as Sublessor and Inhale Therapeutic Systems, Inc. as Sublessee, for Subleased Premises of approximately 7,985 rentable square feet located at 260 Harbor Boulevard, said Sublease to be for the Term commencing on December 1, 1999 and ending on June 30, 2003, (capitalized terms as defined in the Sublease and/or Master Lease), Sublessee, in order to induce Harbor Belmont Associates, the Master Lessor, to consent to the Sublease and, specifically, to the Tenant Improvement Plan (Exhibit B, dated December 2, 1999, to the Sublease) herewith agrees that all Tenant Improvement work shall be performed by Raiser Construction Co., Inc. or, at the option of Master Lessor, another general contractor acceptable to Master Lessor. It is further understood and agreed that all Tenant Improvements of any kind made to the Subleased Premises during the Term shall require obtaining applicable building permits.


SUBLESSEE:                                  MASTER LESSOR:


By:  /s/ Sharon Reiss-Miller                By:
   -------------------------------             --------------------------------
Name Printed:  SHARON REISS-MILLER          Name Printed:
             ---------------------                       ----------------------
Its:  V.P. OPERATIONS MGMT                  Its:
    ------------------------------              -------------------------------
Date:  12/7/99                              Date:
     -----------------------------               ------------------------------

                                 [LETTERHEAD]



December 6, 1999



Ms. Sharon Reiss Miller
INHALE THERAPEUTIC SYSTEMS, INC.
150 Industial Road
San Carlos, CA 94070

RE: 260 HARBOR BOULEVARD
    BELMONT, CA

Dear Sharon:

Enclosed is your copy of the fully executed Sublease Agreement by and between Webvan Group, Inc. (Sublessor) and Inhale Therapeutic Systems, Inc. (Sublessee) for the property located at 260 Harbor Boulevard, Belmont.

We are excited to have Inhale Therapeutic Systems, Inc. as a tenant at Harbor Park.

Sincerely,

CB RICHARD ELLIS, INC.

/s/ Bob McSweeney

Robert L. McSweeney
First Vice President


Enclosure


cc: Greg Domanico

                                   SUBLEASE

                                BY AND BETWEEN

                        WEBVAN GROUP, INC. AS SUBLESSOR

                                      AND

                 INHALE THERAPEUTIC SYSTEMS, INC. AS SUBLESSEE


                             260 HARBOR BOULEVARD
                                  BELMONT, CA


                            DATED: NOVEMBER 3, 1999



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

                               TABLE OF CONTENTS


RECITALS                                                  3
Section 1. Sublease.                                      3
Section 2. Warranty by Sublessor                          3
Section 3. Term.                                          4
Section 4. Rent.                                          4
Section 5. Security Deposit.                              5
Section 6. Use of Premises.                               5
Section 7. Assignment and Subletting                      6
Section 8. Other Provisions of Sublease                   6
Section 9. Hazardous Materials                            7
Section 10. Attorney Fees.                                8
Section 11. Brokers.                                      8
Section 12. Notices.                                      8
Section 13. Successors and Assigns.                       9
Section 14. Attornment.                                   9
Section 15. Entry                                         9
Section 16. Late Charge and Interest.                     9
Section 17. Master Lessor's Performance and Consent       9
Section 18. Entire Agreement.                            10
Section 19. Time of Essence.                             10
Section 20. Consent by Master Lessor                     10
Section 21. Governing Law.                               11
Section 22. Purchase of Equipment and Furniture          11
MASTER LESSOR'S CONSENT TO SUBLEASE                      11

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

THIS SUBLEASE ("SUBLEASE") dated as of November 3, 1999, is made between WEBVAN GROUP, INC., a California corporation ("SUBLESSOR"), and INHALE THERAPEUTIC SYSTEMS, INC., a Delaware corporation ("SUBLESSEE").

                                   RECITALS

A. Sublessor is the lessee under "Standard Form Industrial Net Lease" dated as of March 20, 1998 (hereinafter, the "MASTER LEASE"), pursuant to which Harbor Belmont Associates, a California General Partnership ("MASTER LESSOR") leased to Intelligent Systems for Retail, Inc., (prior name of Webvan Group, Inc.), a California Corporation, the real property located in the City of Belmont, County of San Mateo, State of California, described as 260 Harbor Boulevard (the "MASTER PREMISES").

B. The Master Lease has been amended by the following amendments: Amendment to Lease dated June 4, 1998; Amendment No. 2 to Lease dated
    December 4, 1998; and Amendment No. 3 to Lease dated December 31, 1998.

C. The Master Lease, together with any amendments, are collectively referred to as the "MASTER LEASE."

D. A copy of the Master Lease and all amendments thereto, with certain confidential information having been omitted, is attached and incorporated in this Sublease as Exhibit A.

                             SECTION 1. SUBLEASE.

Sublessor subleases to Sublessee on the terms and conditions in this Sublease the following portion of the Master Premises ("SUBLEASED PREMISES"):
Approximately 7,985 rentable square feet of office / R&D space in a building consisting of approximately 29,425 rentable square feet, which is part of a Project consisting of 212,000 square feet, of which Sublessee's Percentage Share is 3.77%.

In addition, Sublessee shall have the right to use all of the parking spaces allocated to Sublessor pursuant to the original Master Lease, pursuant to the provisions of Section 8 of the Addendum thereto

The parties hereto acknowledge that Amendments No. 2 and No. 3 to the Master Lease added additional premises ("ADDITIONAL PREMISES") to the original Master Premises. These Additional Premises are not included in the Subleased Premises, nor are the terms and conditions of Amendments No. 2 or No. 3 incorporated into this Sublease.

                      SECTION 2. WARRANTY BY SUBLESSOR

Sublessor warrants to Sublessee that the Master Lease is in full force and effect; has not been amended or modified except as expressly set forth in this Sublease; that neither the Master Lessor nor the Sublessor is now, and as of the commencement of the Term (defined in this Sublease) of this Sublease will not be, in default or breach of any of the provisions of the Master Lease; and that Sublessor has no knowledge of any claim by Master Lessor that Sublessor is in default or breach of any of the provisions of the Master Lease. Sublessor agrees to keep the Master Lease in effect during the entire Term of this Sublease Agreement (subject, however, to any earlier termination of the Master Lease which is not the fault of the Sublessor), and to comply with and perform all of Sublessor's obligations under the Master Lease that Sublessee is not obligated to perform as part of Sublessee's obligations under this Sublease Agreement.




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


                               SECTION 3. TERM.

The term of this Sublease (the "TERM") will commence on the later of December 1, 1999 ("COMMENCEMENT DATE"), or when Master Lessor consents to this Sublease, whichever occurs later, and end on June 30, 2003 ("TERMINATION DATE"), unless terminated sooner in accordance with the provisions of this Sublease. If the Term commences on a date other than the Commencement Date, Sublessor and Sublessee will execute a memorandum setting forth the actual date of commencement of the Term. Possession of the Subleased Premises ("POSSESSION") will be delivered to Sublessee on the commencement of the Term. If for any reason Sublessor does not deliver Possession to Sublessee on the Commencement of the Term, Sublessor will not be subject to any liability for this failure, the Termination Date will not be extended by the delay, and the validity of this Sublease will not be impaired. Rent will be abated until delivery of Possession. However, if Sublessor has not delivered Possession to Sublessee within thirty (30) days after the Commencement Date, at any time after that and before delivery of Possession, Sublessee may give written notice to Sublessor of Sublessee's intention to cancel this Sublease. The notice will set forth an effective date for the cancellation, which will be at least ten (10) days after delivery of notice to Sublessor. If Sublessor delivers Possession to Sublessee on or before this effective date, this Sublease will remain in full force. If Sublessor fails to deliver Possession to Sublessee on or before this effective date, this Sublease will be canceled. Upon cancellation, all consideration previously paid by Sublessee to Sublessor on account of this Sublease will be returned to Sublessee, this Sublease will have no further force, and Sublessor will have no further liability to Sublessee because of this delay or cancellation. If Sublessor permits Sublessee to take Possession prior to the commencement of the Term, the early Possession will not advance the Termination Date and will be subject to the provisions of this Sublease, including, without limitation, the payment of rent.

                               SECTION 4. RENT.

(a) BASE RENT. Sublessee will pay to Sublessor as Base Rent, without deduction, setoff, notice, or demand, at 1241 E. Hillsdale Boulevard, Suite 210, Foster City, CA 94404, or at any other place Sublessor designates by notice to Sublessee, the sum of $19,164.00 for Months
    1-12 of the Sublease, and thereafter such Base Rent as adjusted pursuant to subsection (b) below, in advance of the first day of each month of the Term. Sublessee will pay to Sublessor on execution of this Sublease the sum of $19,164 as Base Rent for December 1-31, 1999. If the Term begins or ends on a day other than the first or last day of a month, the Base Rent for the partial months will be prorated on a per diem basis.

(b) BASE RENT ADJUSTMENTS: Beginning on the first anniversary of the Sublease Commencement Date and on each successive anniversary thereafter during the Sublease Term ("ADJUSTMENT DATE"), Base Rent shall be increased by one-hundred percent (100%) of the percentage of increase, if any, shown by the Consumer Price Index for All Urban Consumers, San Francisco Bay Area, All Items (base years 1982-1984 = 100) ("INDEX"), published by the United States Department of Labor, Bureau of Labor Statistics, for the month immediately preceding the Adjustment Date as compared with the Index for the same month in the immediately preceding calendar year; provided, however, that Base Rent shall be increased by not less than three percent (3%) per year nor more than six percent (6%) per year. Sublessor shall calculate the amount of this increase in Base Rent after the United States Department of Labor publishes the statistics on which the amount of the increase will be based. Sublessor shall give written notice of the amount of the increase, multiplied by the number of installments of rent due under this Lease since the Adjustment Date. Sublessee shall pay this amount, together with the monthly rent next becoming due under this Sublease, and shall thereafter pay the monthly rent due under this Sublease at this increased rate, which shall constitute Base Rent. Sublessor's failure to make the required


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


    calculations promptly shall not be considered a waiver of Sublessor's rights to adjust the monthly rent due, nor shall it affect Sublessee's obligations to pay the increased Base Rent. If the Index is changed so that the base year differs from that in effect on the Sublease Commencement Date, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued or revised during the Sublease Term, the government index or computation with which it is replaced shall be used to obtain substantially the same result as if the Index had not been discontinued or revised.

(c) OPERATING COSTS. The parties acknowledge that the Master Lease requires Sublessor to pay to Master Lessor a portion of the expenses of operating the project of which the Subleased Premises are a part (collectively, "OPERATING COSTS"), including, but not limited to, taxes, utilities, or insurance. During the Term of this Sublease, Sublessee will pay to Sublessor as additional rent one hundred percent (100%) of the amounts payable by Sublessor for Operating Costs incurred during the Term for the Subleased Premises. This additional rent will be payable as and when Operating Costs are payable by Sublessor to Master Lessor. If the Master Lease provides for payment by Sublessor of Operating Costs on the basis of an estimate, then as and when adjustments between estimated and actual Operating Costs for the Subleased Premises are made under the Master Lease, the obligations of Sublessor and Sublessee will be adjusted in the same manner. If this adjustment occurs after the expiration or earlier termination of the Term, the obligations of Sublessor and Sublessee under this Subsection will survive this expiration or termination. Sublessor will, on request by Sublessee, furnish Sublessee with copies of all statements submitted by Master Lessor of the actual or estimated Operating Costs during the Term.

                      SECTION 5. SECURITY DEPOSIT.

Sublessee will deposit with Sublessor on execution of this Sublease the sum of Twenty Thousand ($20,000.00) Dollars as security for Sublessee's faithful performance of Sublessee's obligations under this Sublease ("SECURITY DEPOSIT"). If Sublessee fails to pay rent or other charges when due under this Sublease, or fails to perform any obligations under this Sublease, Sublessor may use any portion of the Security Deposit for the payment of any rent or other amount then due and unpaid, for the payment of any other sum for which Sublessor may become obligated because of Sublessee's default or breach, or for any loss sustained by Sublessor as a result of Sublessee's default or breach. If Sublessor uses any portion of the Security Deposit, Sublessee will, within ten
(10) days after written demand by Sublessor, restore the Security Deposit to the full amount originally deposited. Sublessee's failure to do so will constitute a default under this Sublease. Sublessor will not be required to keep the Security Deposit separate from its general accounts, and will have no obligation or liability for payment of interest on the Security Deposit. If Sublessor assigns its interest in this Sublease, Sublessor will deliver to its assignee as much of the Security Deposit as Sublessor then holds. Within ten (10) days after the Term has expired or Sublessee has vacated the Subleased Premises or any final adjustment pursuant to Subsection 4(b) of this Sublease has been made, whichever occurs last, and provided that Sublessee is not then in default under this Sublease, the Security Deposit, or as much as remains that has not been applied by Sublessor, will be returned to Sublessee or to the last assignee, if any, of Sublessee's interest under this Sublease.

                     SECTION 6. USE OF PREMISES.

The Subleased Premises will be used and occupied only for office, administration, marketing, and all related legal uses, all subject to Master Lessor's approval; and for no other use or purpose.


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


                     SECTION 7. ASSIGNMENT AND SUBLETTING.

Sublessee will not assign this Sublease or further sublet all or any part of the Subleased Premises without the prior written consent of Sublessor (and the consent of Master Lessor, if this is required under the terms of the Master Lease).

The foregoing notwithstanding, Sublessee shall be entitled to assign or sublease the Subleased Premises without the consent of Sublessor to any Affiliated Company of Sublessee, meaning any corporation which controls, is controlled by, or is under common control with Sublessee, or to any corporation resulting from a merger or consolidation with Sublessee, or to any person or entity which acquires all, or substantially all, of the assets of Sublessee as a going concern, provided that any such assignee assumes, in full, the obligations of Sublessee under this Sublease Agreement, and provided further that Sublessee shall not be released from its obligations under or liabilities arising out of this Sublease Agreement.

The above provision notwithstanding, Sublessee shall be required to secure Master Lessor's consent to any subsequent assignment or subletting to the full extent as required under the Master Lease, whose terms and provisions are expressly incorporated herein.

                    SECTION 8.  OTHER PROVISIONS OF SUBLEASE.

(a) All applicable terms and conditions of the Master Lease are incorporated into and made a part of this Sublease as if Sublessor were the Lessor, Sublessee the lessee, and the Subleased Premises the Master Premises, except for the following: Section 2; Section 3 (but only to the extent that the Base Rent payable under the Master Lease differs from the Rent set forth herein); Section 32; Section 38; Section 39; Addendum Sections 1-3, Section 5, Addendum Sections 9-10; Section 11(a); Amendment No. 2 to Lease (in its entirety); Amendment No. 1 to Lease (except to the extent that such amendment extended the term of the Master Lease); and Amendment No. 3 to Lease (in its entirety).

(b) Sublessee assumes and agrees to perform the Lessee's obligations under the Master Lease during the Term to the extent that these obligations are applicable to the Subleased Premises. However, the obligation to pay rent and operating costs to Master Lessor under the Master Lease will be considered performed by Sublessee to the extent and in the amount rent and operating costs are paid to Sublessor in accordance with Section 4 of this Sublease.

(c) Sublessee will not commit or suffer any act or omission that will violate any of the provisions of the Master Lease. Sublessor will exercise due diligence in attempting to cause Master Lessor to perform its obligations under the Master Lease for the benefit of Sublessee.

(d) If the Master Lease terminates, at the option of Master Lessor, this Sublease will terminate and the parties will be relieved of any further liability or obligation under this Sublease. However, if the Master Lease terminates as a result of a default or breach by Sublessor or Sublessee under this Sublease or the Master Lease, the defaulting party will be liable to the nondefaulting party for the damage suffered as a result of the termination. Regardless, if the Master Lease gives Sublessor any right to terminate the Master Lease in the event of the partial or total damage, destruction, or condemnation of the Master Premises or the building or project of which the Master Premises are a part, the exercise of this right by Sublessor will not constitute a default or breach.

(e) If Sublessor fails to cure any default by Sublessor in the performance of its obligations, covenants and agreements under this Sublease Agreement, including without limitation Sublessor's obligation to perform its obligations under the Master Lease, either within ten (10) days in the case


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

     of a payment default under this Sublease Agreement or the Master Lease, or within thirty (30) days after written notice of such default from Sublessee in the case of other defaults, Sublessee shall have the right, but not the obligation, to cure any such default and to thereafter be reimbursed by Sublessor for the reasonable costs incurred in effecting such cure and by reason of such default by Sublessor.

(f) Sublessor shall not amend or otherwise modify the Master Lease in a manner that would adversely affect the Subleased Premises, Sublessee's use or occupancy thereof (or its use of the Common Areas), or Sublessor's or Sublessee's rights or obligations under this Sublease Agreement without the prior written consent of Sublessee, which shall not be unreasonably withheld.

(g) Sublessor shall provide to Sublessee, promptly upon receipt thereof, copies of any notices from the Master Lessor that are relevant to Sublessee's use or occupancy of the Subleased Premises, the conduct of Sublessee's business thereon, or Sublessee's rights and obligations under this Sublease Agreement, including without limitation copies of any notices stating that Sublessor is in default of its obligations under the Master Lease.

                     SECTION 9.  HAZARDOUS MATERIALS

(a) USE OF HAZARDOUS MATERIAL. Sublessor has no knowledge of the presence of any Hazardous Material, as hereinafter defined, in, on or about the Subleased Premises. Sublessee shall not cause or permit any Hazardous Material, to be generated, brought onto, used, stored, or disposed of in or about the Subleased Premises or the Project by Sublessee or its agents, employees, contractors, subtenants or invitees ("Sublessee's Hazardous Materials"). Sublessee shall:

  (i) Use, store, and dispose of all such Sublessee's Hazardous Material in strict compliance with all applicable statutes, ordinances, and regulations in effect during the Sublease Term that relate to public health and safety and protection of the environment
       ("ENVIRONMENTAL LAWS"), including but not limited to those Environmental Laws identified herein; and

  (ii) Comply at all times during the Sublease Term with all Environmental Laws applicable to Sublessee's Hazardous Materials.

(b)  INDEMNIFICATION.

  (i) Sublessee shall, at Sublessee's sole expense and with counsel reasonably acceptable to Sublessor, indemnify, defend, and hold harmless Sublessor and Sublessor's shareholders, directors, officers, employees, partners, affiliates, and agents with respect to all losses arising out of or resulting from the release of any Hazardous Material in or about the Subleased Premises or the Building, or the violation of any Environmental Law, by Sublessee or Sublessee's agents, contractors, or invitees.

  (ii) Sublessor shall, at Sublessor's sole expense and with counsel reasonably acceptable to Sublessee, indemnify, defend and hold harmless Sublessee and Sublessee's shareholders, directors, officers, employees, partners, affiliates and agents with respect to all losses arising out of or resulting from any Hazardous Materials brought onto the Subleased Premises by or at the direction of Sublessor.

(c) DEFINITION OF "HAZARDOUS MATERIAL." As used in this Sublease, the term "HAZARDOUS MATERIAL" shall mean any hazardous or toxic substance, material, or waste that is or becomes regulated by


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


the United States, the State of California, or any local government authority having jurisdiction over the Building. Hazardous Material includes:

(i) Any "hazardous substance," as that term is defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (CERCLA) (42 United States Code sections 9601-9675);

(ii) "Hazardous waste," as that term is defined in the Resource Conservation and Recovery Act of 1976 (RCRA) (42 United States Code sections 6901-6992k);

(iii) Any pollutant, contaminant, or hazardous, dangerous, or toxic chemical, material, or substance, within the meaning of any other applicable federal, state, or local law, regulation, ordinance, or requirement (including consent decrees and administrative orders imposing liability or standards of conduct concerning any hazardous, dangerous, or toxic waste, substance, or material, now or hereafter in effect);

(iv)   Petroleum products;

(v) Radioactive material, including any source, special nuclear, or byproduct material as defined in 42 United States Code sections 2011-2297g-4;

(vi)   Asbestos in any form or condition; and

(viii) Polychlorinated biphenyls (PCBs) and substances or compounds containing PCBs.

                          SECTION 10. ATTORNEY FEES.

If either party commences an action against the other in connection with this Sublease, the prevailing party will be entitled to recover costs of suit and reasonable attorney fees.

                             SECTION 11. BROKERS.

Sublessor and Sublessee each warrant that they have not dealt with any real estate broker in connection with this transaction except for CB Richard Ellis, representing Sublessor and BT Commercial, representing Sublessee. Sublessor and Sublessee each agree to indemnify, defend, and hold the other harmless against any damages incurred as a result of the breach of the warranty contained in this Sublease.

                             SECTION 12. NOTICES.

All notices and demands that may be required or permitted by either party to the other will be in writing. All notices and demands by the Sublessor to Sublessee will be sent by United States Mail, postage prepaid, addressed to the Sublessee at the Subleased Premises, and to the address in this Sublease below, or to any other place that Sublessee may from time to time designate in a notice to the Sublessor. All notices and demands by the Sublessee to Sublessor will be sent by United States Mail, postage prepaid, addressed to the Sublessor at the address in this Sublease, and to any other person or place that the Sublessor may from time to time designate in a notice to the Sublessee.

To Sublessor:
Webvan Group, Inc., 1241 E. Hillsdale Blvd., Suite 210, Foster City, CA 94404
ATTENTION: Kim Marlan


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


To Sublessee:
Inhale Therapeutic Systems, Inc., __________________________.
ATTENTION: _______________________________________

                    SECTION 13. SUCCESSORS AND ASSIGNS.

This Sublease will be binding on and inure to the benefit of the parties to it, their heirs, executors, administrators, successors in interest, and assigns.

                         SECTION 14. ATTORNMENT.

If the Master Lease terminates, Sublessee will, if requested, attorn to Master Lessor and recognize Master Lessor as Sublessor under this Sublease. However, Sublessee's obligation to attorn to Master Lessor will be conditioned on Sublessee's receipt of a nondisturbance agreement.

                           SECTION 15. ENTRY.

Sublessor reserves the right to enter the Subleased Premises on reasonable notice to Sublessee to inspect the Subleased Premises or the performance by Sublessee of the terms and conditions of this Sublease. In an emergency, no notice will be required for entry.

                  SECTION 16. LATE CHARGE AND INTEREST.

The late payment of any Rent will cause Sublessor to incur additional costs, including the cost to maintain in full force the Master Lease, administration and collection costs, and processing and accounting expenses. If Sublessor has not received any installment of Rent within five (5) days after that amount is due, Sublessee will pay five percent (5%) of the delinquent amount, which is agreed to represent a reasonable estimate of the cost incurred by Sublessor. In addition, all delinquent amounts will bear interest from the date the amount was due until paid in full at a rate per annum ("Applicable Interest Rate") equal to the greater of (a) five percent (5%) per annum plus the then federal discount rate on advances to member banks in effect at the Federal Reserve Bank of San Francisco on the 25th day of the month preceding the date of this Sublease or (b) ten percent (10%). However, in no event will the Applicable Interest Rate exceed the maximum interest rate permitted by law that may be charged under these circumstances. Sublessor and Sublessee recognize that the damage Sublessor will suffer in the event of Sublessee's failure to pay this amount is difficult to ascertain and that the late charge and interest are the best estimate of the damage that Sublessor will suffer. If a late charge becomes payable for any three (3) installments of Rent within any twelve (12) month period, the Rent will automatically become payable quarterly in advance.

              SECTION 17. MASTER LESSOR'S PERFORMANCE AND CONSENT

(a) Sublessee recognizes that Sublessor is not in a position to provide any of the utilities or services required or appropriate for the Building or the Subleased Premises or to perform any of the obligations required of Master Lessor by the terms of the Master Lease. To the extent that the provision of any services or the performance of any maintenance or any other act respecting the Subleased Premises or the Building is the responsibility of the Master Lessor, (collectively, "MASTER LESSOR OBLIGATIONS"), upon Sublessee's request, Sublessor shall make reasonable efforts to cause Master Lessor to perform such Master Lessor Obligations; provided, however, that in no event shall Sublessor be liable to Sublessee for any liability, loss or damage whatsoever in


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


    the event that Master Lessor should fail to perform the same, nor shall Sublessee be entitled to withhold that payment of Rent or terminate this Sublease. It is expressly understood that the services and repairs which are incorporated herein by reference, including but not limited to the maintenance of exterior walls, structural portions of the roof, foundations, walls and floors, driveways, parking areas, and landscaping will in fact be furnished by Master Lessor and not by Sublessor, except to the extent otherwise provided in the Master Lease. In addition, Sublessor shall not be liable for any maintenance, restoration (following casualty or destruction) or repairs in or to the Building or Premises, other than its obligation hereunder to use reasonable efforts to cause Master Lessor to perform its obligations under the Master Lease. With respect to any maintenance or repair to be performed by Master Lessor respecting the Subleased Premises, the parties expressly agree that Sublessee shall have the right to contact Master Lessor directly to cause it to so perform. Except as otherwise provided herein, Sublessor shall have no other obligations to Sublessee with respect to the performance of Master Lessor Obligations.

(b) Sublessor and Sublessee recognize that certain actions Sublessee may wish to undertake pursuant to this Sublease Agreement will require, in addition to or in lieu of the consent of Sublessor, the consent of the Master Lessor. Whenever the consent of the Master Lessor is required under the Master Lease, and whenever the Master Lessor fails to perform its obligations under the Master Lease, Sublessor agrees to use its commercially reasonable, good faith efforts to obtain, at Sublessee's sole cost and expense, that consent or performance on behalf of Sublessee; and Sublessee shall cooperate with such efforts.

(c) Subject to Master Lessor's approval, as described below, Sublessor and Sublessee agree that Sublessee shall have the right to install tenant improvements in the Subleased Premises in accordance with and subject to the Tenant Improvement Plan attached hereto as Exhibit B (the "INITIAL TENANT IMPROVEMENTS") and incorporated herein by this reference. Anything in this Sublease Agreement to the contrary notwithstanding, it is agreed and understood by Sublessor and Sublessee (i) that Sublessor shall not impose any obligation on Sublessee to remove, at the expiration or earlier termination of the Sublease, the Initial Tenant Improvements, except to the extent that Master Lessor imposes such an obligation upon Sublessor, and (ii) that Sublessee's obligation to remove such tenant improvements shall be only that, if any, imposed by the Master Lessor in accordance with the Master Lease.

                         SECTION 18. ENTIRE AGREEMENT.

This Sublease sets forth all the agreements between Sublessor and Sublessee concerning the Subleased Premises, and there are no other agreements either oral or written other than as set forth in this Sublease.

                         SECTION 19. TIME OF ESSENCE.

Time is of the essence in this Sublease.

                     SECTION 20. CONSENT BY MASTER LESSOR.

THIS SUBLEASE WILL HAVE NO EFFECT UNLESS CONSENTED TO BY MASTER LESSOR WITHIN 10 DAYS AFTER EXECUTION IF CONSENT IS REQUIRED UNDER THE TERMS OF THE MASTER LEASE.


Sublease
11/16/99
Page 10 of 12

                         SECTION 21. GOVERNING LAW.

This Sublease will be governed by and construed in accordance with California law.

               SECTION 22. PURCHASE OF EQUIPMENT AND FURNITURE

Sublessee shall, separate and apart from the payment of Rent, purchase certain furniture belonging to Sublessor presently located on the Subleased Premises, all of which are listed on attached Exhibit A, for a purchase price of $30,000.00. Payments in the amount of $10,000 each shall be due on December 1, 1999, January 1, 2000 and February 1, 2000. The parties expressly understand and agree that these payments represent compensation for the purchase of Sublessor's personal property, and do not constitute rent.

IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED THE SUBLEASE:

SUBLESSEE:                             SUBLESSOR:

By /s/Stephen L. Hurst                 By /s/ David S. Rock
  --------------------------------       -----------------------------
Name Printed: Stephen L. Hurst         Name Printed: David S. Rock
             ---------------------                  ------------------
Its: General Counsel                   Its: Vice President Real Estate
    ------------------------------         ---------------------------
Date: 23 November 1999                 Date: November 24, 1999
     -----------------------------          --------------------------

By /s/ Sharron Reiss-Muller            By
  --------------------------------       -----------------------------
Name Printed: Sharron Reiss-Muller     Name Printed:
             ---------------------                  ------------------
Its: V.P. Operations Mgmt              Its:
    ------------------------------         ---------------------------
Date:  11/23/99                        Date:
     -----------------------------          --------------------------

                     MASTER LESSOR'S CONSENT TO SUBLEASE

The undersigned ("Master Lessor"), Lessor under the Master Lease, consents to the Sublease without waiver of any restriction in the Master Lease concerning further assignment or subletting. Master Lessor certifies that, as of the date of Master Lessor's execution, Sublessor is not in default or breach of any of the provisions of the Master Lease, and that the Master Lease has not been amended or modified except as expressly set forth in the Sublease.

Master Lessor hereby consents to the installation of the Initial Tenant Improvements at the Subleased Premises in accordance with and subject to the Tenant Improvement Plan attached hereto as Exhibit B and incorporated herein by this reference. Neither Sublessor nor Sublessee shall have any obligation to remove, at the expiration or earlier termination of the Sublease, any such Initial Tenant Improvements.

MASTER LESSOR:

By /s/ Phillip Raiser
  --------------------------
Name Printed: Phillip Raiser
             ---------------
Its General Partner
   -------------------------
Date: 12/1/99
     -----------------------

Sublease
11/16/99
Page 11 of 12

                                   EXHIBIT A
                           PERSONAL PROPERTY INVENTORY

DESCRIPTION                                          QUANTITY
-----------                                          --------
Corner Desk - 36 x 36 x 25                           6
Corner Desk - 36 x 36 x 26                           3
Double Ped Return - 25 x 60                          6
Conference Reference Table - 36 x 36                 1
Conference Table - 42 x 66                           1
Solo Side Arm Chairs                                 24
Opening Bookcases - 12 x 42 x 36                     8
Round Table - 42"                                    2
Driset/Desk Mounted Bookcase - 14 x 36 x 34          2
Steelcase Locking Overhead Bookshelf - 60 x 14       1
Steelcase Panel Leg                                  1
Free Standing Return Open Shell - 24 x 48 x 29       1
Return w/b-b-f 20' w/o Ped                           2
Free Standing Return Worksurface - 30 x 25           6
Free Standing Return Worksurface - 36 x 25           1
Free Standing Return Worksurface - 25 x 42           3
Free Standing Return Worksurface - 48 x 25           4
Free Standing Return Worksurface - 6/6/12 60 x 25    2
Free Standing Return Worksurface - 60 x 25           4
Free Standing Return Worksurface - 36 x 25           7
Panel End Leg - 25"                                  2
Overhead w/lock                                      3
Wall Channel                                         6
Overhead 60" w/lock                                  1
60" Tack Board                                       3
Workstations                                         10
Work stations, conference/training area, reception

PROPERTY NOT INCLUDED:
Approximately 82 Aeron Chairs


Sublease
11/16/99
Page 12 of 12

                   STANDARD FORM INDUSTRIAL NET LEASE

                        BASIC LEASE INFORMATION

DATE: March 20, 1998

LESSOR: Harbor Belmont Associates, a California General Partnership

LESSEE: Intelligent Systems for Retail, Inc., a California Corporation

                                                                            LEASE REFERENCE

PREMISES: 260 Harbor Boulevard, Belmont, CA                                    PARAGRAPH 1

RENTABLE AREA OF PREMISES: Seven Thousand Nine Hundred Eighty-Five sq. ft.     PARAGRAPH 1
                           (7,985 sq. ft.)
TERM COMMENCEMENT: May 15, 1998                                                PARAGRAPH 2

TERM EXPIRATION: May 31, 2003                                                  PARAGRAPH 2

TENANT IMPROVEMENT ALLOWANCE: $15,000; see addendum                            PARAGRAPH 2

BASE RENT: $1.55                                                              PARAGRAPH 3

LESSEE'S PERCENTAGE SHARE: 3.77%                                               PARAGRAPH 3

USE: Research and development, administration, office and marketing, and       PARAGRAPH 4
     all other uses as approved by the City of Belmont

SECURITY DEPOSIT: Twenty Seven Thousand Nine Hundred Forty Seven and           PARAGRAPH 32
                  00/100 Dollars ($27,947.00)

LESSEE'S ADDRESS FOR NOTICES:

1241 Hillsdale Blvd., Suite 203
-------------------------------
Foster City, CA  94404
-------------------------------

-------------------------------                                                PARAGRAPH 34

LESSOR'S ADDRESS FOR NOTICES:

800 SOUTH CLAREMONT AVENUE
SAN MATEO, CA 94402                                                            PARAGRAPH 34

EXHIBIT(S) AND ADDENDUM:                                                       PARAGRAPH 41

   EXHIBIT A - DIAGRAM OF PREMISES
   Addendum to Lease


THE PROVISIONS OF THE LEASE IDENTIFIED ABOVE ARE THOSE PROVISIONS WHERE REFERENCES TO PARTICULAR BASIC LEASE INFORMATION APPEAR. EACH SUCH REFERENCE SHALL INCORPORATE THE APPLICABLE BASIC LEASE INFORMATION. IN THE EVENT OF ANY CONFLICT BETWEEN ANY BASIC LEASE INFORMATION AND THE LEASE, THE LATTER SHALL CONTROL.

LESSEE: Intelligent Systems for Retail,       LESSOR: Harbor Belmont Associates,
Inc., a California Corporation                a California General Partnership

By /s/ Louis H. Borders                       By /s/ Phillip Raiser
  ------------------------------------          --------------------------------
  Louis H. Borders

Its President                                 Its General Partner
   -----------------------------------           -------------------------------

                       STANDARD FORM INDUSTRIAL NET LEASE

                               TABLE OF CONTENTS

                                                                      Page
 1.  The Premises..................................................    1

 2.  Term; Initial Tenant Improvements.............................    1

 3.  Rental........................................................    1

 4.  Use...........................................................    2

 5.  Services and Utilities........................................    2

 6.  Other Taxes and Charges Payable by Lessee.....................    2

 7.  Alterations and Additions.....................................    2

 8.  Liens.........................................................    2

 9.  Maintenance and Repairs.......................................    3

10.  Destruction or Damage.........................................    3

11.  Insurance.....................................................    3

12.  Waiver of Subrogation.........................................    3

13.  Indemnification...............................................    3

14.  Compliance with Legal Requirements............................    3

15.  Assignment and Subletting.....................................    3

16.  Rules.........................................................    4

17.  Entry by Lessor...............................................    4

18.  Events of Default.............................................    4

19.  Termination Upon Default......................................    5

20.  Continuation After Default....................................    5

21.  Other Relief..................................................    5

22.  Lessor's Right to Cure Defaults...............................    5

23.  Attorneys' Fees...............................................    5

24.  Eminent Domain................................................    5

25.  Subordination.................................................    5

26.  No Merger.....................................................    5

27.  Sale..........................................................    5

28.  Estoppel Certificate..........................................    5

29.  No Light, Air, or View Easement...............................    5

30.  Holding Over..................................................    5

31.  Abandonment...................................................    5

32.  Security Deposit..............................................    5

33.  Waiver........................................................    6

34.  Notices.......................................................    6

35.  Complete Agreement............................................    6

36.  Corporate Authority...........................................    6

37.  Miscellaneous.................................................    6

38.  Limitations of Lessor's Liability.............................    6

39.  Brokerage Commissions.........................................    6

40.  Parking.......................................................    6

41.  Exhibits and Addendum.........................................    6

Rules and Regulations
Exhibit(s) and Addendum

                       STANDARD FORM INDUSTRIAL NET LEASE


     THIS LEASE, dated March 20, 1998 for purposes of reference only, is made and entered into by and between Harbor Belmont Associates, a California General Partnership ("Lessor") and Intelligent Systems for Retail, Inc., a California Corporation ("Lessee").

1. THE PREMISES: Lessor hereby leases to Lessee and Lessee hereby leases from Lessor the premises (the "premises"), designated on the floor plan attached hereto as Exhibit A, comprising 7985 rentable square feet located in unit 260 in Building A of Harbor Park, located at 300 Harbor Boulevard in Belmont, California for the term and subject to the covenants and conditions hereinafter set forth, to each and all of which Lessor and Lessee hereby mutually agree.

2. TERM; INITIAL TENANT IMPROVEMENTS: (a) The term of this Lease shall commence and, unless sooner terminated as hereinafter provided, shall end on the dates respectively specified in the Basic Lease information. If Lessor, for any reason whatsoever, cannot deliver possession of the premises to Lessee at the commencement of said term as above specified, this Lease shall not be void or voidable, nor shall Lessor be liable to Lessee for any loss or damage resulting therefrom, but in that event rental shall be waived for the period between the commencement of said term and the time when Lessor can deliver possession. No delay of possession shall operate to extend the term hereof commensurately.

     (b) Prior to the commencement of the term, Lessee shall complete the Tenant improvements to be constructed or installed in the premises pursuant to ADDENDUM attached hereto (the "Tenant Improvements"). SEE ADDENDUM [ILLEGIBLE].

     (c) Lessor shall pay the cost of the Tenant improvements up to the sum specified in the Basic Lease information as the Tenant Improvement Allowance and all other Tenant Improvement Costs shall be paid by Lessee, as provided in the Addendum [ILLEGIBLE].

     (d) In the event Lessor permits Lessee to occupy the premises prior to the commencement date of the term, such occupancy shall be subject to all provisions of this Lease. See Addendum paragraph 3

3. RENTAL: (a) Base Rent. Lessee shall pay to Lessor throughout the term of the Lease as rental for the premises the sum specified in the Basic Lease information as the Base Rent, subject to the following adjustment:

     See Addendum paragraph 1

     (b) LESSEE'S PERCENTAGE SHARE OF OPERATING EXPENSES AND PROPERTY TAXES. Lessee shall pay to Lessor throughout the term hereof as additional rental Lessee's Percentage Share of Operating Expenses and Property Taxes.

           (1) The term "Operating Expenses" shall mean (1) all costs of management, operation and maintenance of the Project including, without limitation, wages, salaries, fringe benefits and payroll burden of employees, maintenance, guard, security and other services, Project office rent or rental value, water and waste disposal for the Project, janitorial services, gas, electricity and other utilities for the Building and Project common areas, materials and supplies, maintenance and repairs, landscaping, insurance, depreciation on personal property, and (2) the cost of any capital improvements made to the Project by Lessor that are anticipated to reduce other Operating Expenses or made to the Project by Lessor that are required under any governmental law or regulation, such cost or allocable portion thereof to be amortized over such reasonable period as Lessor shall determine together with interest on the unamortized balance at the reference rate from time to time announced by the Bank of America, San Francisco main office, plus 2% per annum or such higher rate as may have been paid by Lessor on funds borrowed for the purpose of constructing such capital improvements; provided, however, that Operating Expenses shall not include Property Taxes, depreciation on the buildings in the Project, costs of tenants' improvements in excess of tenant standard, real estate brokers' commissions, interest and capital items other than those referred to in clause
           (2) above and any expense to the extent Lessor receives direct reimbursement by tenants, insurers or other third parties. Actual Operating Expenses for calendar year shall be adjusted to equal Lessor's reasonable estimate of Operating Expenses had 100% of the rentable area of the Project been occupied.

           (2) The term "Property Taxes" shall mean all real property taxes and personal property taxes, licenses, charges and assessments which are levied, assessed or imposed by any governmental or quasi-governmental authority, improvement or assessment district with respect to the Project or any other fixtures, improvements, equipment or other property of Lessor, real or personal, located in the Project and used in connection with the operation thereof, whether or not now customary or within the contemplation of the parties hereto, including, without limitation, any taxes, charges or assessments for public improvements, services or benefits, irrespective of when commenced or completed, transit fees, housing funds, education funds, street, highway or traffic fees, as well as any tax which shall be levied or assessed in addition to or in lieu of such taxes, any charge upon Lessor's business of leasing of the Project (unless included in paragraph 6) and any costs or expenses of contesting any such taxes, licenses, charges or assessments, but excluding any federal or state income or gift tax or any franchise, capital stock, estate or inheritance taxes. In the event that it shall not be lawful for Lessee to reimburse Lessor for Lessee's percentage share of any Property Tax, as defined herein, the rent payable to Lessor under this Lease shall be revised to yield to Lessor the same net rent from the premises after imposition of any such tax upon Lessor as would have been received by Lessor hereunder prior to the imposition of any such tax.

           (3) The term "Lessee's Percentage Share" shall mean the percentage figure specified in the Basic Lease information. Lessor and Lessee acknowledge that Lessee's percentage share has been obtained by dividing the net rentable area of the premises, specified in the Basic Lease information, by the total net rentable area in the Project, which Lessor and Lessee agree is 212,000 square feet, and multiplying such quotient by 100. In the event Lessor's Percentage Share is changed during a calendar year by reason of a change in the net rentable area of the premises, Lessee's Percentage Share shall thereafter mean the result obtained by dividing the new net rentable area of the premises by 212,000 square feet and multiplying such quotient by 100, and for the purposes of section 3, Lessee's Percentage Share shall be determined on the basis of the number of days during such calendar year at each such Percentage Share.

           (4) Prior to the commencement of the term hereof, and in December of each subsequent calendar year, or as soon thereafter as practicable, Lessor shall give Lessee written notice of its estimate of Lessee's Percentage Share of Operating Expenses and Property Taxes. On or before the first day of each month during the ensuing calendar year, Lessee shall pay to Lessor 1/12 of such estimated amounts, provided that if such notice is not given in December, Lessee shall continue to pay on the basis of the then applicable rental until the month after such notice is given. If at any time or times it

                                                          INDUSTRIAL NET LEASE
                                                          INITIAL HERE:

                                                          [ILLEGIBLE]
                                                          --------------------
          appears to Lessor that the amounts payable under this paragraph (b) for the current calendar year will vary from its estimate by more than 5%. Lessor may, by notice to Lessee, revise its estimate for such year, and subsequent payments by Lessee for such year shall be based upon such revised estimate.

          (5) Within 90 days after the close of each calendar year or as soon after such 90-day period as practicable, Lessor shall deliver to Lessee a statement of actual Property Taxes and Operating Expenses for such calendar year. If, on the basis of such statement, Lessee owes an amount that is less than the estimated payments for such calendar year previously made by Lessee, Lessor shall credit such excess against the next payment of rental due from Lessee hereunder, or, if at the end of the term hereof, if no payments are due from Lessee, Lessor shall pay the excess to Lessee within 30 days after the statement is delivered. If on the basis of such statement Lessee owes an amount that is more than the estimated payments for such calendar year previously made by Lessee, Lessee shall pay the deficiency to Lessor within 30 days after delivery of the statement. The obligation of Lessor and Lessee to make the reconciling payments referred to in this paragraph (s) shall survive the termination of this Lease. The payments to be made pursuant to this paragraph (b) for partial years at the beginning or end of the term hereof shall be prorated on the basis which the number of days from the commencement of such calendar year to and including such termination date bears to 365.

     (c) Rental shall be paid to Lessor on or before the first day of the term hereof and on or before the first day of each and every successive calendar month thereafter during the term hereof. In the event the term of this Lease commences on a day other than the first day of a calendar month or ends on a day other than the last day of a calendar month, then the monthly rental for the first and last fractional months of the term hereof shall be appropriately prorated.

     (d) Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder after the expiration of any applicable grace period will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the premises. Accordingly, if any installment of rent or any other sums due from Lessee shall not be received by Lessor when due or if a grace period is applicable, prior to the expiration of the grace period, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies available to Lessor hereunder or at law.

     (e) Rental and all other payments to be made by Lessee hereunder shall be paid to Lessor without deduction or offset, in lawful money of the United States of America at Lessor's address for notices hereunder or to such other person or at such other place as Lessor may from time to time designate in writing.

     (f) All sums of money or charges required to be paid by Lessee hereunder shall be deemed rental for the premises and may be designated in as such any statutory notice to pay rent or quit the premises.

4. USE: The premises shall be used for the purpose set forth in the Basic Lease information and no other and shall be continuously occupied by Lessee. Lessee shall not do or permit to be done in or about the premises, nor bring or keep or permit to be brought or kept therein, anything which is prohibited by or will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated, or which is prohibited by the standard form of fire insurance policy, or will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy covering the Building or any part thereof or any of its contents. Lessee shall not do or permit anything to be done in or about the premises which will in any way obstruct or interfere with the rights of other tenants of the Building, or injure or annoy them, or use or allow the premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Lessee cause, maintain or permit any nuisance in, on or about the premises or commit or suffer to be committed any waste in, on or about the premises.

5. SERVICES AND UTILITIES: Lessee shall pay for all gas, electricity, heat, cooling energy, telephone, janitorial service, water, waste disposal, refuse collection and other utility-type services furnished to Lessee or the premises, together with all related installation or connection charges or deposits. Lessor shall designate which of the above utilities shall be separately metered to the premises, and, as to such utilities, Lessee shall pay the cost of the metering and shall contract directly with and shall directly pay the provider of such services. Lessor reserves the right at any time or from time to time during the term of the Lease to require any of the above utilities to be separately metered to the premises, at Lessee's expense, or any of the above services to be contracted for directly by Lessee. Lessor shall furnish the premises with any of the above services and utilities not designated by Lessor for direct contracting or metering and the expense thereof shall be included in Operating Expenses, of which Lessee shall pay its Percentage Share pursuant to paragraph 3(b), provided that Lessee shall promptly reimburse Lessor upon demand for the cost of such utilities or services used on the premises in excess of the average level of such services consumed by other tenants of the Building or the Project. Lessor shall not be liable in damages, consequential or otherwise, nor shall there be any rent abatement, arising out of any interruption whatsoever in utility services which is due to fire, accident, strike, governmental authority, acts of God, or other causes beyond the reasonable control of Lessor or any temporary interruption in such service which is necessary to the making of alterations, repairs, or improvements to Building or the Project or any part of it.

6. OTHER TAXES AND CHARGES PAYABLE BY LESSEE: In addition to the monthly rental and other charges to be paid by Lessee hereunder. Lessee shall pay or reimburse Lessor for any and all of the following, whether or not now customary or in the contemplation of the parties hereto: taxes
     (other than local, state and federal personal or corporate income taxes measured by the net income of Lessor from all sources), assessments (including, without limitation, all assessments for public improvements, services or benefits, irrespective of when commenced or completed), excises, levies, business taxes, license, permit, inspection and other authorization fees, transit development fees, assessments or charges for housing funds, service payments in lieu of taxes and any other fees or charges of any kind, which are levied, assessed, confirmed or imposed by any public authority: (a) upon, measured by or reasonably attributable to the cost or value of Lessee's equipment, furniture, fixtures and other personal property located in the premises or by the cost of any leasehold improvements made in or to the premises by or for Lessee, regardless of whether title to such improvements shall be in Lessee or Lessor; (b) upon or measured by the monthly rental or other charges payable hereunder, including, without limitation, any gross income tax or excise tax levied by the City and County of San Francisco, the State of California, the Federal Government or any other governmental body with respect to the receipt of such rental; (c) upon, with respect to or by reason of the development, possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Lessee of the premises or any portion thereof; (d) upon this transaction or any document to which Lessee is a party creating or transferring an interest or an estate in the premises. In the event that it shall not be lawful for Lessee so to reimburse Lessor, the monthly rental payable to Lessor under this Lease shall be revised to net Lessor the same net rental after imposition of any such tax or other charge upon Lessor as would have been payable to Lessor prior to the imposition of any such tax or other charge.

7. ALTERATIONS AND ADDITIONS: Lessee shall not make or suffer to be made any alterations, additions or improvements to or of the premises or any part thereof or attach any fixtures to the premises without first obtaining the written consent of Lessor. Any alterations, additions or improvements to the premises, including, but not limited to, wall covering, paneling and built-in cabinet work, (but excepting movable furniture and trade fixtures, which may be removed at the end of the Lease term provided their removal will not cause material damage to the premises and the Lessee posts reasonable security with Lessor to pay for any repair costs caused by such removal) shall, on the expiration of the term, become a part of the realty and belong to Lessor and shall be surrendered with the premises. Lessee shall submit detailed specifications and floor plans and necessary permits (if applicable) with respect to any requested alterations or improvements to Lessor for review. Lessor may require reasonable changes to such specifications or plans as a condition to giving its consent. In no event shall any alterations or improvements affect the structure of the Building or its facade. Any work consented to by Lessor hereunder shall be done at Lessee's expense and shall be performed either by Lessor a contractor or by contractors approved by Lessor, as Lessor may elect. In addition, as a condition to its consent, Lessor shall be entitled to request adequate assurance that all contractors who will perform such work have in force workmen's compensation and such other employee and public liability insurance as Lessor deems necessary to supplement the insurance coverage provided below. In case of material alterations, additions, improvements, Lessor may require Lessee or its contractors to post adequate completion and performance bonds.

8. LIENS: Lessee shall keep the premises and the Building free from any liens arising out of any work performed, materials furnished or obligations incurred by Lessee. Lessor shall have the right to post and keep posted on the premises any notices that may be provided by law or which Lessor may deem to be proper for the protection of Lessor, the premises and the Building from such liens.

                                                          INDUSTRIAL NET LEASE
                                                          INITIAL HERE:

                                                          [ILLEGIBLE]
                                                          --------------------
                                                          Page 2

9. MAINTENANCE AND REPAIRS: See Addendum, paragraph 4 Lessee shall, at all times during the term hereof and at Lessee's sole cost and expense, keep the premises and every part thereof in good condition and repair, ordinary wear and tear, damage thereto by fire, earthquake, act of God or the elements excepted, Lessee hereby waiving all rights to make repairs at the expense of Lessor or in lieu thereof to vacate the premises as provided by California Civil Code Section 1942 or any other law, statute or ordinance now or hereafter in effect. Lessee shall at the end of the term hereof surrender to Lessor the premises and all alterations, additions and improvements thereto in the same condition as when received, ordinary wear and tear and damage by fire, earthquake, act of God or the elements excepted. Lessor has no obligation and has made no promise to alter, remodel, improve, repair, decorate or paint the premises or any part thereof, except as specifically herein set forth.
     No representations respecting the condition of the premises or the Building have been made by Lessor to Lessee, except as specifically herein set forth.

     Lessor shall have the right to require Lessee to replace, or reimburse Lessor for replacement of, all plate glass, including windows, in or upon the premises or in the Building which may be damaged or broken by Lessee, its employees, agents, guests or invitees.

     (b) Lessor shall maintain the roof, exterior walls and foundation of the Building, driveways, parking areas and landscaping for exterior common areas in the Project, in reasonably good order and condition except for damaged caused by the act of Lessee, its agents, employees, guests, or invitees, which damage shall be repaired at Lessee's expense by Lessor or Lessee, as Lessor may elect.

10. DESTRUCTION OR DAMAGE: (a) In the event the premises or the portion of the Building necessary for Lessee's occupancy are damaged by fire, earthquake, act of God, the elements or other casualty, Lessor shall forthwith repair the same, subject to the provisions of this section hereinafter set forth, if such repairs can, in Lessor's opinion, be made within 90 days and if insurance proceeds are available to pay the cost thereof. This Lease shall remain in full force and effect except that, if such damage is not the result of the negligence or willful misconduct of Lessee or Lessee's employees or invitees, an abatement of rental shall be allowed Lessee for such part of the premises as shall be rendered unusable by Lessee in the conduct of its business during the time such part is so unusable. See Addendum, paragraph 6

     (b) If such repairs cannot, in Lessor's opinion, be made within 90 days, or if sufficient insurance proceeds are unavailable, Lessor may elect, upon notice to Lessee within 30 days after the date of such fire or other casualty, to repair or restore such damage, in which event this Lease shall continue in full force and effect, but the rent shall be partially abated as hereinabove in this section provided. If Lessor does not so elect to make such repairs, this Lease shall terminate as of the date of such fire or other casualty.

     (c) A total destruction of the Building shall automatically terminate this Lease. Lessee waives California Civil Code Sections 1932(2) and 1933(4) providing for termination of hiring upon destruction of the thing hired.

     (d) If the premises are to be repaired under this section, Lessor shall repair at its cost any injury or damage to the Building itself and all leasehold improvements in the premises other than tenant improvements made by or for Lessee. Lessee shall pay the cost of repairing any tenant improvements made by or for Lessee and the cost of repairs or replacing Lessee's fixtures and personal property in the premises.

11. INSURANCE: Lessee shall obtain and maintain during the term of this Lease comprehensive general liability insurance with a combined single limit for personal injury and property damage in an amount not less than $1,000,000, and employer's liability and worker's compensation insurance as required by law. If Lessee's insurance contains a split limit of liability the liability limit shall be not less than $1,000,000 for bodily injury and $300,000 for property damage. Such insurance policy shall also specifically cover Lessee's indemnity obligations set forth in paragraph 13. Lessee's comprehensive general liability insurance policy shall (1) provide that (i) it may not be cancelled or altered in such a manner as adversely to affect the coverage afforded thereby without 30 days' prior written notice to Lessor, (ii) Lessor is named as additional insured, (iii) such insurance is primary with respect to Lessor and any entity managing the Building and that any other insurance maintained by Lessor or such management company is excess and noncontributing with such insurance, (2) contain a cross-liability endorsement or a severability of interest clause (3) contain a waiver of subrogation as provided in paragraph 12; (4) provide for blanket contractual coverage, broad form property damage coverage and products completed operations coverage (where applicable); and (6) afford coverage for all claims based on acts, omissions, injury or damage which occurred or arose (or the onset of which occurred or arose) in whole or in part during the policy period. Lessee shall insure the full replacement cost of all personal property and fixtures of tenant and all improvements made by or for tenant to the premises. All insurance to be provided by Lessee shall be provided by a carrier or carriers rated
     "A-ix" in Best's Insurance Guide or shall otherwise be satisfactory to Lessor. If, in the opinion of Lessor's insurance advisor, based on a substantial increase in recovered liability claims generally, the specified amounts of coverage are no longer adequate, such coverage shall be appropriately increased. Prior to the commencement of the term, a duplicate of such policy or a certificate thereof shall be delivered to Lessor for retention by it. If Lessee fails to obtain such insurance or to furnish Lessor any such duplicate policy or certificate as herein required, Lessor may, at its election, without notice to Lessee and without any obligation so to do, procure and maintain such coverage and Lessee shall reimburse Lessor on demand as additional rent for any premium so paid by Lessor. See Addendum, paragraph 10

12. WAIVER OF SUBROGATION: To the extent of insurance proceeds received with respect to the loss, Lessor and Lessee each hereby waive any right of recovery against the other party for any loss or damage maintained by such other party with respect to the Building or the premises or any portion thereof or any contents thereof or any operation therein whether or not such loss is caused by the fault or negligence of such other party. Lessee and Lessor shall each obtain from its insurers under all policies of insurance maintained by it at any time during the term hereof in connection with Building, the premises, the contents or operations therein, a waiver of all rights of subrogation which the insurer of one party might have against the other party.

13. INDEMNIFICATION: Lessee shall hold Lessor harmless from any damage to any property or injury to or death of any person arising from the use of the premises or the Building by Lessee, its agents, employees, contractors and invitees, except such as is caused solely by the gross negligence or willful act of Lessor. The foregoing indemnity obligation of Lessee shall include reasonable attorneys' fees, investigation costs and all other reasonable costs and expenses incurred by Lessor from the first notice that any claim or demand is to be made or may be made. The provisions of this section 13 shall survive the termination of this Lease with respect to any damage, injury or death occurring prior to such termination.

14. COMPLIANCE WITH LEGAL REQUIREMENTS: Lessee shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, with the requirements of any board of fire underwriters or other similar body now or hereafter constituted, with any direction or occupancy certificate issued pursuant to any law by any public officer or officers, as well as the provisions of all recorded documents affecting the premises, insofar as any thereof relate to or affect the condition, use or occupancy of the premises.

15. ASSIGNMENT AND SUBLETTING: (a) Lessee shall not, without the prior written consent of Lessor, assign this Lease or any interest herein, sublet the premises or any part thereof, permit the use or occupancy of the premises by any person other than Lessee, or hypothecate this Lease or any interest herein. Any of the foregoing acts without such consent shall be void and shall, at the option of Lessor, constitute a default that shall entitle Lessor to terminate this Lease. This Lease shall not, nor shall any interest herein, be assignable as to the interest of Lessee involuntarily or by operation of law without the prior written consent of Lessor. Any transfer of more than 50% of Lessee's stock, or of a majority of general partnership interests in Lessee shall constitute a prohibited assignment under this Section 15. See Addendum, paragraph 11.

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     (c) Lessor's consent to a proposed assignment or sublet shall not be unreasonably withheld. Without limiting the other instances in which it may be reasonable for Lessor to withhold its consent to an assignment or subletting. Lessor and Lessee acknowledge that it shall be reasonable for Lessor to withhold its consent in the following instances:

          (1) the proposed assignee or sublessee is a governmental agency;

          (2) in Lessor's reasonable judgment, the use of the premises by the proposed assignee or sublessee would entail any alterations which would lessen the value of the leasehold improvements in the premises, or would require increased services by Lessor;

          (3) in Lessor's reasonable judgment, the financial worth of the proposed assignee or sublessee does not meet the credit standards applied by Lessor for other tenants under leases with comparable terms;

          (4) in Lessor's reasonable judgment the character, reputation or business of the proposed assignee or sublessee is not consistent with the quality of the other tenancies in the Building or the Project;

          (5) Lessor has received from any prior lessor to the proposed assignee or subtenant a negative report concerning such prior lessor's experience with the proposed assignee or subtenant;

          (6) Lessor has experienced previous defaults by or is in litigation with the proposed assignee or subtenant;

          (7) in Lessor's reasonable judgment, the premises, or the relevant part thereof, will be used in a manner that will violate any negative covenant as to use contained in any other lease of space in the Building or the Project;

          (8) the used of the premises by the proposed assignee or subtenant will violate any applicable law, ordinance or regulation;

          (9) the proposed assignment or sublease will create a vacancy elsewhere in the Building or the Project;

          (11) the proposed assignment or sublease fails to include all of the terms and provisions required to be included therein pursuant to this paragraph 15;

          (12) Lessee is in default of any obligation of Lessee under this lease, or Lessee has defaulted under this Lease on three (3) or more occasions during the twelve (12) months preceding the date that Lessee shall request consent; or

          (13) in the case of a subletting of less than the entire premises, if the subletting would result in the division of the premises into more than two subparcels or would require access to be provided through space leased or held for lease to another tenant or improvements to be made outside of the premises.

     (d) In the case of an assignment one half of any sums or other economic consideration received by Lessor as compensation for its leasehold interest as a result of such assignment shall be paid to Lessor after first deducting the unamortized cost of leasehold improvements paid for by Lessee, and the cost of any real estate commissions incurred in connection with such assignment. In the case of a subletting one half of any sum or economic consideration received by Lessee as compensation for its leasehold interest as a result of such subletting shall be paid to Lessor after first deducting (1) the rental due hereunder, prorated to reflect only rental allocable to the sublet portion of the premises, and (2) the cost of any real estate commissions incurred in connection with such subletting, amortized over the term of the sublease. Upon Lessor's request Lessee shall assign to Lessor one half of all amounts to be paid to Lessee by any such subtenant or assignee and shall direct such subtenant or assignee to pay the same directly to Lessor.

     (e) Lessee agrees that the instrument by which any assignment or subletting consented to by Lessor is accomplished shall expressly provide that the assignee or subtenant will perform and observe all the agreements, covenants, conditions and provisions to be performed and observed by Lessee under this Lease as and when performance and observance is due, that no assignee or subtenant shall have the further right to assign or sublet, and that Lessor shall have the right to enforce such agreements, covenants, conditions and provisions directly against such assignee or subtenant. Consent by Lessor to an assignment or subletting shall not release Lessee from any of Lessee's obligations hereunder and shall not be deemed to be a consent to any subsequent transfer, assignment or subletting. Lessee shall in all cases remain responsible for the performance by any subtenant or assignee as indicated thereon of all such agreements, covenants, conditions and provisions. Any assignment or subletting without an instrument containing the foregoing provision shall be void and shall, at the option of Lessor, constitute a default that entitles Lessor to terminate this Lease.

     (f) In the event Lessee shall assign or sublet the premises or request the consent of Lessor to any assignment or subletting then Lessee shall pay Lessor's reasonable attorney's fees incurred in connection therewith.

16. RULES: Lessee shall faithfully observe and comply with the rules and regulations annexed to this Lease and, after notice thereof, all reasonable modifications thereof and additions thereto from time to time promulgated in writing by Lessor, Lessor shall not be responsible to Lessee for the nonperformance by any other tenant or occupant of the Building of any said rules and regulations.

17. ENTRY BY LESSOR: Lessor may enter the premises at reasonable hours and (except in emergencies) upon 24 hours prior notice to (a) inspect the same,
     (b) exhibit the same to prospective purchases, lenders or tenants, (c) determine whether Lessee is complying with all its obligations hereunder,
     (d) supply janitor service and any other service to be provided by Lessor to Lessee hereunder, (e) post notices of nonresponsibility, and (f) make repairs required of Lessor under the terms hereof or repairs to any adjoining space or utility services or make repairs, alterations or improvements to any other portion of the Building; provided, however, that all such work shall be done as promptly as reasonably possible and so as to cause as little interference to Lessee as reasonably possible. Lessee hereby waives any claims for damages for any injury or inconvenience to or interference with Lessee's business, any loss of occupancy or quiet enjoyment of the premises or any other loss occasioned by such entry. Lessor shall at all times have and retain a key with which to unlock all of the doors in, on or about the premises (excluding Lessee's vaults, sales and similar areas designated in writing by Lessee in advance); and Lessor shall have the right to use any and all means which Lessor may deem proper to open said doors in an emergency in order to obtain entry to the premises, and any entry to the premises obtained by Lessor by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the premises or as eviction, actual or constructive, of Lessee from the premises, or any portion thereof.

18. EVENTS OF DEFAULT: The occurrence of any one or more of the following events ("Events of Default") shall constitute a breach of this Lease by
     Lessee: (a) if Lessee shall fail to pay any rental when and as the same becomes due and payable; or (b) if Lessee shall fail to pay any other sum when and as the same becomes due and payable and such failure shall continue for more that 10 days; or (c) if Lessee shall fail to perform or observe any other term hereof or of the rules and regulations described in section 16 to be performed or observed by Lessee, such failure shall continue for more than 30 days after notice therefore from Lessor, and Lessee shall not within such period commence with due diligence and dispatch the curing of such default, or, having so commenced, shall thereafter fail or neglect to prosecute or complete with due diligence and dispatch the curing of such default; (d) if Lessee shall make a general assignment for the benefit of creditors, shall become insolvent or shall admit in writing its inability to pay its debts as they become due or shall file a petition in bankruptcy, or shall be adjudicated as bankrupt or insolvent, or shall file a petition in any proceeding seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file an answer admitting or fail timely to contest the material allegations of a petition filed against it in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Lessee or any material part of its properties; or (e) if within 90 days after the commencement of any proceeding against Lessee seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed, or if, within 90 days after the appointment without the consent is acquiescence of Lessee, of any trustee, receiver or liquidator of Lessee or of any material part of its properties, such appointment shall not have been vacated; or (f) if this Lease or any estate of Lessee hereunder shall be levied upon under any attachment or execution and such attachment or execution is not vacated within 10 days.


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19.  TERMINATION UPON DEFAULT: (a) If an Event of Default shall occur, Lessor at any time thereafter may give a written termination notice to Lessee, and on the date specified in such notice Lessee's right to possession shall terminate and this Lease shall terminate, unless on or before such date all arrears of rental and all other sums payable by Lessee under this Lease and all costs and expenses incurred by or on behalf of Lessor hereunder shall have been paid by Lessee and all other breaches of this Lease by Lessee at the time existing shall have been fully remedied to the satisfaction of Lessor. Upon such termination, Lessor may recover from Lessee: (a) the worth at the time of award of the unpaid rental which had been earned at the time of termination; (b) the worth at the time of award of the amount by which the unpaid rental which would have been earned after termination until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided; (c) the worth at the time of award of the amount by which the unpaid rental for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonably avoided; and (d) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.
     The "worth at the time of award" of the amounts referred to in clauses
     (a) and (b) above is computed by allowing interest at the rate of 10% per annum or, if a higher rate is legally permissible, at the highest rate legally permitted. The "worth at the time of award" of the amount referred to in clause (c) above is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1%.

     (b) Lessee hereby waives all right now or hereafter existing to redeem the premises after termination pursuant to this Paragraph 19 or by order or judgment of any court or by any legal process.

20. CONTINUATION AFTER DEFAULT: Even though Lessee has breached this Lease and abandoned the premises, this Lease shall continue in effect for so long as Lessor does not terminate Lessee's right to possession, and Lessor may enforce all its rights and remedies under this Lease, including the right to recover the rental as it becomes due under this Lease. Acts of maintenance or preservation or efforts to relet the premises or the appointment of a receiver upon initiative of Lessor to protect Lessor's interest under this Lease shall not constitute a termination of Lessee's right to possession.

21. OTHER RELIEF: The remedies provided for in this Lease shall be cumulative and are in addition to any other remedies available to Lessor at law or in equity by statute or otherwise.

22. LESSOR'S RIGHT TO CURE DEFAULTS. All agreements and provisions to be performed by Lessee under any of the terms of this Lease shall be at its sole cost and expense and without any abatement of rental. If Lessee shall fail to pay any sum of money, other than rental, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder and such failure shall continue for 30 days after notice thereof by Lessor, Lessor may, but shall not be obligated so to do, and without waiving or releasing Lessee from any obligations of Lessee, make any such payment or perform any such other act on Lessee's part to be made or performed as in this Lease provided. All sums so paid by Lessor and all necessary incidental costs shall be deemed additional rent hereunder and shall be payable to Lessor on demand, and Lessor shall have (in addition to any other right or remedy of Lessor) the same rights and remedies in the event of the nonpayment thereof by Lessee as in the case of default by Lessee in the payment of rental.

23. ATTORNEYS' FEES: If as a result of any breach or default in the performance of any of the provisions of this Lease, Lessor uses the services of an attorney in order to secure compliance with such provisions or recover damages therefor, or to terminate this Lease or evict Lessee, Lessee shall reimburse Lessor upon demand for any and all attorneys' fees and expenses so incurred by Lessor, provided that if Lessee shall be the prevailing party in any legal action brought by Lessor against Lessee, Lessee shall be entitled to recover for the fees of its attorneys in such amount as the court may adjudge reasonable.

24. EMINENT DOMAIN: If all or any part of the premises shall be taken as a result of the exercise of the power of eminent domain, this Lease shall terminate as to the part so taken as of the date of taking, and, in the case of a partial taking, either Lessor or Lessee shall have the right to terminate this Lease as to the balance of the premises by written notice to the other within 30 days after such date, provided, however, that a condition to the exercise by Lessee of such right to terminate shall be that the portion of the premises taken shall be of such extent and nature as substantially to handicap, impede or impair Lessee's use of the balance of the premises. In the event of any taking, Lessor shall be entitled to any and all compensation, damages, income, rent, awards, or any interest therein whatsoever which may be paid or made in connection therewith, and Lessee shall have no claim against Lessor for the value of any unexpired term of this Lease or otherwise. In the event of a partial taking of the premises which does not result in a termination of this Lease, the monthly rental thereafter to be paid shall be equitably reduced.

25. SUBORDINATION: This Lease shall be subject and subordinated at all times to (1) all ground or underlying leases now existing or which may hereafter be executed affecting the Building, and (2) the lien of all mortgages and deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against the Building, the Project or on or against Lessor's interest or estate therein or on or against all such ground or underlying leases, all without the necessity of having further instruments executed on the part of Lessee to effectuate such subordination. Lessee agrees to execute and deliver upon demand such further instruments evidencing such subordination of this Lease to said deed, to such ground or underlying leases, and to the lien of any such mortgages or deeds of trust as may reasonably be required by Lessor.

26. NO MERGER: The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Lessor terminate all or any existing subleases or subtenancies, or may, at the option of Lessor, operate as an assignment to it of any or all such subleases or subtenancies.

27. SALE: In the event the original Lessor hereunder, or any successor owner of the Building, shall sell or convey the Building, all liabilities and obligations on the part of the original Lessor, or such successor owner, under this Lease accruing thereafter shall terminate, and thereupon all such liabilities and obligations shall be binding upon the new owner. Lessee agrees to attorn to such new owner.

28. ESTOPPEL CERTIFICATE: At any time and from time to time but on not less than 10 days prior written request by Lessor, Lessee will execute, acknowledge and deliver to Lessor, promptly upon request, a certificate certifying (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, as modified, and stating the date and nature of each modification), (b) the date, if any, to which rental and other sums payable hereunder have been paid, (c) that no notice has been received by Lessee of any default which has not been cured, except as to defaults specified in said certificate, and (d) such other matters as may be reasonably requested by Lessor. Any such certificates may be relied upon by a prospective purchaser, mortgagee or beneficiary under any deed of trust on the Building or any part thereof.

29. NO LIGHT, AIR OR VIEW EASEMENT: Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to the Building shall in no way affect this Lease or impose any liability on Lessor.

30. HOLDING OVER: If, without objection by Lessor, Lessee holds possession of the premises after expiration of the term of this Lease, Lessee shall become a tenant from month to month upon the terms herein specified but at a monthly rental equivalent to 200% of the then prevailing monthly rental paid by Lessee at the expiration of the term of this Lease, payable in advance on or before the first day of each month. Each party shall give the other notice at least one month prior to the date of termination of such monthly tenancy of its intention to terminate such tenancy.

31. ABANDONMENT: If Lessee shall abandon or surrender the premises, or be dispossessed by process of law or otherwise, any personal property belonging to Lessee and left on the premises shall be deemed to be abandoned, at the option of Lessor, except such property as may be mortgaged to Lessor.

32. SECURITY DEPOSIT: Lessee has deposited with Lessor the sum specified in the Basic Lease information (the "deposit"). The deposit shall be held by Lessor as security for the faithful performance by Lessee of all of the provisions of this Lease to be performed or observed by Lessee. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of the deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee a default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of the deposit, Lessee shall within 10 days after demand therefor deposit cash with Lessor in an amount sufficient to restore the deposit to the full amount thereof and Lessee's failure to do so shall be a material breach of this Lease. Lessor shall not be required to keep the deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, the deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the
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     hereunder) at the expiration of the term hereof, and after Lessee has vacated the premises. No trust relationship is created herein between Lessor and Lessee with respect to the deposit.

33. WAIVER: The waiver by Lessor of any agreement, condition or provision herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other agreement, condition or provision herein contained, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be construed to waive or to lessen the right of Lessor to insist upon the performance by Lessee in strict accordance with said terms. The subsequent acceptance of rental hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any agreement, condition or provision of this Lease, other than the failure of Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rental.

34. NOTICES: All notices and demands which may be or are required to be given by either party to the other hereunder shall be in writing and shall be deemed to have been fully given when deposited in the United States mail, certified or registered, postage prepaid, and addressed as follows: to Lessee at the address specified in the Basic Lease Information, or to such other place as Lessee may from time to time designate in a notice to Lessor: to Lessor at the address secified in the Basic Lease information, or to such other place as Lessor may from time to time designate in a notice to Lessee; or, in the case of Lessee, delivered to Lessee at the premises. Lessee hereby appoints as its agent to receive the service of all dispossessory or distraint proceedings and notices thereunder the person in charge of or occupying the premises at the time, and, if no person shall be in charge of or occupying the same, then such service may be made by attaching the same on the main entrance of the premises.

35. COMPLETE AGREEMENT: There are no oral agreements between Lessor and Lessee affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between Lessor and Lessee or displayed by Lessor to Lessee with respect to the subject matter of this Lease or the Building. There are no representations between Lessor and Lessee other than those contained in this Lease and all reliance with respect to any representations is solely upon such representations.

36. CORPORATE AUTHORITY: If Lessee signs as a corporation, each of the persons executing this Lease on behalf of Lessee does hereby convenant and warrant that Lessee is a duly authorized and existing corporation, that Lessee has and is qualified to do business in California, that the Corporation has full right and authority to enter into this Lease, and that each and both of the persons signing on behalf of the corporation were authorized to do so.

37. MISCELLANEOUS: The words "Lessor" and "Lessee" as used herein shall include the plural as well as the singular. If there be more than one Lessee, the obligations hereunder imposed upon Lessee shall be joint and several. Time is of the essence of this Lease and each and all of its provisions. Submission of this instrument for examination or signature by Lessee does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Lessor and Lessee. The agreements, conditions and provisions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, executors, administrators, successors and assigns of the parties hereto. If any provision of this Lease shall be determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect. This Lease shall be governed by and construed pursuant to the laws or the State of California.

38. LIMITATIONS OF LESSOR'S LIABILITY: Lessor shall not be responsible for or liable to Lessee ane Lessee hereby waives all claims against Lessor for any injury, loss or damage to any person or property in or about the premises by or from any cause whatsoever (other than Lessor's gross negligence or willful misconduct) including, without limitation, acts or omissions of persons occupying adjoining premises or any part of the Building adjacent to or connected with the premises; theft; burst, stopped or leaking water, gas, sewer or steam pipes; or gas, fire, oil or electricity in, on or about the premises or the Building. The liability of Lessor under this Lease shall be and is hereby limited to Lessor's interest in the Building, and no other assets of Lessor shall be affected by reason of any liability which Lessor may have to Lessee or to any other person by reason of this Lease.

39. BROKERAGE COMMISSIONS: Lessee represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction other than CB COMMERCIAL REAL ESTATE GROUP, INC and Lessee agrees to indemnify and hold Lessor harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Lessee with regard to this leasing transaction. The provisions of this paragraph shall survive the termination of this Lease.

40. PARKING: Lessee shall have the non-exclusive right to park in common with other tenants in the Project in the Project parking facilities provided by Lessor for tenants subject to Lessor's right to alter, modify, reduce or change the location of such parking facilities. Lessee agrees not to overburden the parking facilities and agrees to cooperate with Lessor and other lessees in the use of the parking facilities. Lessor reserves the right to determine whether the parking facilities are becoming crowded and, in such event, to allocate parking spaces among Lessee and other lessees or to otherwise limit the number of parking spaces available for use by Lessee and its employees and invitees.
     SEE ADDENDUM, PARAGRAPH 8.

41. EXHIBITS AND ADDENDUM: The exhibits and addendums hereto are a part of this Lease and are incorporated herein by this reference.

     IN WITNESS WHEREOF, the parties have executed this Lease as of the date first written above.

     LESSEE:  Intelligent Systems for       LESSOR:  Harbor Belmont Associates,
     Retail, Inc., a California             a California General Partnership
     corporation

     By /s/ Louis H. Borders                By /s/ Phillip Raisen
       ------------------------------         ---------------------------------
            Louis H. Borders

       Its   President/CEO                    Its    General Partner
          ---------------------------             -----------------------------

42. Lessor will furnish each Lessee free of charge with two (2) keys to each door lock in the premises. Lessor shall require payment of a $10.00 ($5.00 of which is refundable upon return of keys) deposit for each key provided to Lessee. No Lessee shall have any keys made. No Lessee shall alter any lock or install a new or additional lock or any bolt on any door of its premises without the prior written consent of Lessor. Lessee shall in each case furnish Lessor with a key for any such lock. Each Lessee, upon the termination of its tenancy, shall deliver to Lessor all keys to doors in the building which shall have been furnished to Lessee.


                                                          INDUSTRIAL NET LEASE
                                                          INITIAL HERE:

                                                          [ILLEGIBLE]
                                                          --------------------
                                                          Page 6

                               ADDENDUM TO LEASE
                                    BETWEEN
                     HARBOR BELMONT ASSOCIATES, AS LESSOR,
                                      AND
                INTELLIGENT SYSTEMS FOR RETAIL, INC., AS LESSEE
                   260 HARBOR BOULEVARD, BELMONT, CALIFORNIA


          1. BASE RENT SCHEDULE. Lessee shall pay to Lessor base monthly rental according to the following schedule:

     Months 01-12          $   per sq. ft. NNN          $   00 per month
     Months 13-24          $   per sq. ft. NNN          $   00 per month
     Months 25-36          $   per sq. ft. NNN          $   00 per month
     Months 37-48          $   per sq. ft. NNN          $   00 per month
     Months 49-60          $   per sq. ft. NNN          $   00 per month

          2. CURRENT ESTIMATE OF OPERATING EXPENSES AND PROPERTY TAXES. Lessor and Lessee acknowledge and agree that Lessee's estimated Percentage Share of Operating Expenses and Property Taxes for calendar year 1998 is 20 CENTS per square foot per month, based on Lessor's current estimate of such Operating Expenses and Property Taxes, provided that Lessee and Lessor acknowledge that such amount is an estimate only, and is subject to change in accordance with the terms of paragraph 3 of the Lease.

          3. EARLY OCCUPANCY. Lessee shall be entitled to occupy the Premises prior to the Commencement Date upon mutual execution and delivery of the Lease, subject to the provisions of paragraph 2(d) of the Lease; provided, however, that during such period of occupancy prior to the Commencement Date, no Base Rent, or Lessee's Percentage Share of Operating Expenses and Property Taxes shall be due or payable by Lessee. Without limiting the provisions of paragraph 2(d) of the Lease, Lessee acknowledges that it shall be responsible for the cost of gas, electricity, and any other utilities metered separately to its Premises, and for the maintenance of insurance in accordance with the requirements of the Lease during the early occupancy period.

         4. CONDITION OF PREMISES. Lessor, at its sole expense, shall deliver the Premises to Lessee clean and free of debris on the Commencement Date (other than any condition caused by Lessee in connection with its early occupancy of the Premises).

                 (a) Lessor warrants to Lessee that, as of the Commencement Date, all of the fixtures and equipment in the men's and women's restrooms are complete and operable, and in good and working condition, including without limitation, all exhaust and supply HVAC, lighting, water heaters, partitions, doors and fixtures;

                 (b) Lessor further warrants to Lessee that all electrical, HVAC, plumbing, fire sprinkler, and lighting equipment and equipment, fixtures and systems, and loading doors, if any, existing in the Premises as of the date of this Lease, shall be in good operating condition as of the Commencement Date, and shall not be subject to deferred maintenance or in need of immediate replacement.

                 (c) If non-compliance with any of the warranties set forth above exists as of the Commencement Date, then Lessor shall, except as otherwise provided in the Lease, rectify the same at Lessor's expense, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance. Notwithstanding the foregoing, if Lessee does not give Lessor written notice of non-compliance with any of the warranties set forth above within sixty (60) days after the Commencement Date, then the above warranties shall be of no force and effect, and correction of any such noncompliance shall be the obligation of Lessee at Lessee's sole cost and expense. Notwithstanding anything to the contrary above, Lessor shall have no obligation for any failure of the above warranties due to the acts of Lessee, its agents, employees or contractors.

          5.     INITIAL TENANT IMPROVEMENTS.

                 (a) Lessor shall provide Lessee with a $15,000.00 tenant improvement allowance (the "Tenant Improvement Allowance"). All additional costs of tenant improvements shall be paid by Lessee. All tenant improvement work shall be made in accordance with paragraph 7 of the Lease, provided that all such improvement work shall be performed by Lessor's contractor, Raiser Construction Company. Lessee shall enter into a general construction contract with Raiser Construction Company on terms to be mutually agreed by Lessee and Raiser Construction Company. Lessor agrees that Raiser Construction Company shall solicit competitive bids from subcontractors for all major trades, and shall disclose all such bid to Lessee. The Tenant Improvement Allowance shall be paid to Raiser Construction Company upon completion of the tenant improvements in reduction of the sum owed by Lessee to Raiser Construction Company under its construction contract.

                 (b) Notwithstanding any other provision of the Lease to the contrary, Lessee shall not be required to remove its initial tenant improvements from the Premises at the expiration or termination of the Lease, and such improvements shall become the sole property of Lessor.

          6. DESTRUCTION OR DAMAGE. Paragraph 10 of the Lease is modified by the addition of the following provision at the end of subparagraph (b):

          If such repairs cannot, in Lessor's reasonable opinion, be made within 180 days after the date of such fire or other casualty, then Lessor shall notify Lessee, and Lessee shall have the right, by notice given to Lessor within 30 days after receipt of Lessor's notice, to terminate this Lease effective as of the date of such fire or other casualty.

          7. SIGNAGE. Lessor shall allow, at Lessee's sole cost and expense, the installation of signage on the Building consistent with Harbor Park's current signage program and subject to the approval of Lessor and the City of Belmont.

          8.     PARKING.

                 (a) Lessee shall have a total of nineteen (19) reserved parking stalls free of additional charge throughout the term of this Lease. Thirteen (13) of said spaces shall face Harbor Boulevard, three (3) shall be located at the front entrance of the Premises, and three (3) shall be near the back roll-up doors. Lessor shall, at its sole cost and expense, have such space as marked for Lessee's exclusive use.

                 (b) In addition to the parking spaces set forth in Subparagraph (a) above, Lessee shall be entitled to the nonexclusive use in common with other tenants of the Property of five (5) unreserved parking spaces in the Harbor Park parking area.

          9. ADDITIONAL DEPOSIT. In addition to the Security Deposit described in the Basic Lease Information, Lessee shall, upon execution of this Lease, deliver to Lessor the additional sum of $49,348.00 in cash as additional security for this Lease (the "Additional Deposit"). Provided that Lessee is not in default and has met all of its obligations under the Lease, Lessor shall apply said Additional Deposit to the rental obligations coming due in the beginning of the second, thirteenth, twenty-fifth and thirty-seventh month of the Lease Term.

          10. LESSOR'S INSURANCE. Lessor shall maintain throughout the term of this Lease casualty insurance with respect to the Premises in an amount and with coverages at least equivalent to insurance customarily carried by comparable owners of comparable industrial property in the City of Belmont, California, provided that in no event shall Lessor be required to carry earthquake or flood insurance. Lessor's costs in connection with such insurance are included in the Operating Expenses as set forth in paragraph 3(b) of the Lease.

          11.    ASSIGNMENT AND SUBLETTING.

                 (a) Notwithstanding the provisions of paragraphs 15(a) through (c) of the Lease, Lessee shall have the right, without the consent of Lessor, to assign the Lease to a franchisee of Lessee, or any entity controlled by or under common control with the Lessee, or to a corporation with which Lessee has merged or consolidated. In such event the provisions of paragraphs 15(a) through (d) of the Lease shall not apply. Any such assignment shall conform to the provisions of paragraphs (d) and (f) of the Lease, and Lessee shall notify Lessor of such assignment prior to the execution thereof, and shall deliver to Lessor a copy of such assignment and any other documents evidencing such assignment. In the event of any assignment contemplated hereby, Lessee shall remain fully liable for all obligations of Lessee under the Lease.

                 (b) Paragraph 15(b) of the Lease is hereby amended in its entirety to read as follows:

                 "(b)    Before entering into any sublease or
          assignment of this Lease for all or part of the premises, Lessee shall deliver to Lessor a letter of intent executed by Lessee and the proposed sublessee or assignee, specifying the terms of the intended sublease or assignment. For a period of thirty (30) days after such letter of intent is delivered to Lessor, Lessor shall have the right by written notice to Lessee to recapture the premises or port[illegible] there of, as fol[illegible] (1) in the case of a proposed sublease, either (A) sublet from Lessee any portion of the premises proposed to be sublet for the term for which such portion is proposed to be sublet but at the same rent as Lessee is required to pay to Lessor under this Lease for the same space, computed on a pro-rata square foot basis, or
          (B) if the proposed subletting is for substantially the remaining period of the term of this Lease, terminate this Lease as it pertains to the portion of the premises so proposed by Lessee to be sublet, or (ii) in the case of a proposed assignment, terminate this Lease. Lessor may, if it elects, enter into a new lease covering the recaptured premises or portion thereof with any intended assignee or subtenant on such terms as Lessor and such person may agree, or enter into a new lease covering the premises or a portion thereof with any other person. In the event that Lessor exercises its rights to recapture set forth herein, Lessee shall not be entitled to any portion of the profit, if any, which Lessor may realize on account of such recapture, termination and reletting; however, Lessee shall be entitled to recover from Lessor the unamortized actual costs of all Initial Tenant Improvements (less the Tenant Improvements Allowance), as well as any additional permanent improvements installed by Lessee during the initial one hundred twenty (120) days of the Lease. Lessor's exercise of its aforesaid option shall not be construed to impose any liability upon Lessor with respect to any real estate brokerage commissions or any other costs or expenses incurred by Lessee in connection with its proposed subletting or assignment."

          12. WARRANTY OF AUTHORITY. Each individual executing this Lease on behalf of Lessor and Lessee represents and warrants that he or she is authorized to execute and deliver this Lease on its behalf, and to bind said Lessor and Lessee, as applicable.

                             HARBOR PARK, BELMONT

                                 [FLOOR PLAN]







                                260 HARBOR BLVD.

                                   EXHIBIT A

                          AMENDMENT NO. ONE TO LEASE

                      INTELLIGENT SYSTEMS FOR RETAIL, INC.


This Amendment, dated June 4, 1998, is by and between Harbor Belmont Associates ("Lessor") and Intelligent Systems for Retail, Inc. ("Lessee"). Lessor and Lessee entered into a lease agreement dated March 20, 1998 (the "Lease") for the Premises known as 260 Harbor Boulevard, Belmont, California. Such Lease is hereby amended as follows:

LEASE COMMENCEMENT DATE:      June 15, 1998

LEASE TERMINATION DATE:       June 30, 2003

COST OF IMPROVEMENTS:

It is hereby agreed that the total cost of the Initial Tenant Improvements shall be $287,207.00 according to the estimate from Raiser Construction Co., Inc. dated May 29, 1998. Lessee's net cost for the Initial Tenant
Improvements is $272,207.00 after the deduction of Lessor's Tenant Improvement Allowance of $15,000.00.

Simultaneously with the execution of this Amendment No. One to Lease, Lessee shall deposit the sum of $99,999.04 with Raiser Construction Co., Inc., which amount shall be credited against the contract for the Initial Tenant Improvements as earned during the course of construction. All other terms and conditions of the Lease shall remain unchanged.


AGREED & ACCEPTED:

LESSOR: Harbor Belmont Associates  LESSEE: Intelligent Systems for Retail, Inc.

/s/ Phillip [illegible]                 /s/ David A. [illegible]
-----------------------                 ------------------------
AS AGENT FOR THE TRUST,                 Vice President, Retail
GENERAL PARTNER

Date: 6/4/98                            Date: 6/4/84
      ------                                  ------

                          AMENDMENT NO. TWO TO LEASE
                    HARBOR BELMONT ASSOCIATES AS LESSOR AND
               INTELLIGENT SYSTEMS FOR RETAIL, INC. AS LESSEE

                              PROPERTY ADDRESS
                    260 HARBOR BOULEVARD, BELMONT, CALIFORNIA
               AMENDMENT DATE (FOR REFERENCE PURPOSES): DECEMBER 4, 1998

This Amendment is incorporated into and made a part of that certain lease dated March 20, 1998 as described above, as amended by Amendment No. 1 to Lease dated June 4, 1998 (collectively, the "Lease"). In the event of any conflict between the terms of the lease and the terms of this Amendment, the terms of this Amendment shall prevail, as to the Additional Premises only. All capitalized terms not otherwise defined herein shall have the meaning set forth in the Lease.

1. ADDITIONAL PREMISES: Lessee hereby leases from Lessor, and Lessor leases to Lessee, as Additional Premises, those premises located at 498 Harbor Boulevard in Belmont, California (the "Additional Premises") designated on the floor plan attached hereto as Exhibit B, comprising 2,475 rentable square feet. The provisions of this Lease Amendment apply only to the Additional Premises. No terms or conditions of this Second Addendum shall be deemed to alter or affect the original terms of the Lease, except as the same apply to the Additional Premises and except as expressly set forth herein.

2. TERM APPLICABLE TO ADDITIONAL PREMISES ONLY: The Term of the lease of the Additional Premises shall commence on December 1, 1998 (the "Additional Premises Commencement Date") and, unless sooner terminated as provided in the Lease, shall end on November 30, 2000 (the "Additional Premises Termination Date").

3. BASE RENTAL SCHEDULE APPLICABLE TO ADDITIONAL PREMISES ONLY: Lessee shall pay as monthly Base Rent for the Additional Premises the following sums:

      Months 1-12:     $    per sq. ft NNN -  $       per month
      Months 13-24:    $    per sq. ft NNN -  $       per month

4. EARLY OCCUPANCY: Lessee shall be entitled to occupy the Additional Premises prior to the Commencement Date upon mutual execution and delivery of this Lease Amendment, subject to the provisions of paragraph 3 of the Addendum to Lease.

5. CONDITION OF PREMISES; WARRANTIES: Lessor shall deliver the Premise to Lessee clean and free of debris on the Commencement Date, in good and operating condition and repair as more fully set forth in paragraph 4 of the Addendum to Lease. Except as expressly set forth in this paragraph 5, Lessee accepts the Premises "as is," and Lessor has no obligation to repair, alter or improve the Additional Premises.

Addendum to Lease
Rev. 12/02/98

6. INITIAL TENANT IMPROVEMENTS: Lessee shall construct its Initial Tenant Improvements for the Additional Premises, consisting of HVAC and other non-structural improvements, at Lessee's sole cost and expense, subject to Lessor's prior written approval thereof, which shall not be unreasonably withheld or delayed. Lessor shall provide no tenant improvement allowance for the Additional Premises. Lessee may construct its Initial Tenant Improvements utilizing licensed contractors and subcontractors selected by Lessee and approved by Lessor. Such work shall comply with section 7 of the Lease.

7. PARKING: During the term of this lease of the Additional Premises, Lessee shall have the use of an additional 3 reserved and 10 nonreserved parking spaces at no additional cost.

8. OTHER TERMS AND CONDITIONS: Except as set forth herein, each and every other term and condition of the Lease and the Addendum thereto applies to the Additional Premises, as if set forth fully herein; provided, however, that any warranties, rights or obligations that accrue to either party shall, for purposes of this Amendment and with respect to the Additional Premises only, accrue on the Additional Premises Commencement Date set forth above, and shall terminate with respect to the Additional Premises on the Additional Premises Termination Date (except with respect to any obligations under the Lease that expressly survive the termination of the Lease).

9. LESSEE'S PERCENTAGE SHARE: The Lease is hereby amended, effective during the Term for the Additional Premises only, as follows: Lessee's Percentage Share under the Lease (for both the original and the Additional Premises) shall be 4.93%.

10. SECURITY DEPOSIT:  Lessee shall deliver a security deposit of    upon
    execution of this Amendment.

LESSEE:                                  LESSOR:
INTELLIGENT SYSTEMS FOR RETAIL, INC., a  HARBOR BELMONT ASSOCIATES, a California
California corporation                   General Partnership



By /s/ Louis H. Borders                  By /s/ Philip Raiser
  -------------------------------          -----------------------------------
  Louis H. Borders                         Philip Raiser
Its President                            Its General Partner


Addendum to Lease
Rev. 12/02/98

                                   EXHIBIT B

                                  [FLOOR PLAN]

                                   EXHIBIT "C"
                               EXISTING FLOOR PLAN

                                  [FLOOR PLAN]

                        AMENDMENT NO. THREE TO LEASE
                  HARBOR BELMONT ASSOCIATES AS LESSOR AND
               INTELLIGENT SYSTEMS FOR RETAIL, INC. AS LESSEE

                             PROPERTY ADDRESS
                  260 HARBOR BOULEVARD, BELMONT, CALIFORNIA
          Amendment Date (for reference purposes):  December 31, 1998

This Amendment is incorporated into and made a part of that certain lease dated March 20, 1998 as described above, as amended by Amendment No. 1 to Lease dated June 4, 1998 and Amendment No. 2 to Lease dated December 4, 1998 (collectively, the "Lease"). In the event of any conflict between the terms of the lease and the terms of the Amendments, the terms of this Amendment shall prevail, as to the Additional Premises only. All capitalized terms not otherwise defined herein shall have the meaning set forth in the Lease.

1. ADDITIONAL PREMISES: Lessee hereby leases from Lessor, and Lessor leases to Lessee, as Additional Premises, those premises located at 288 Harbor Boulevard in Belmont, California (the "Additional Premises") designated on the floor plan attached hereto as Exhibit B, comprising 1,375 rentable square feet. The provisions of this Lease Amendment apply only to the Additional Premises. No terms or conditions of this Amendment No. 3 shall be deemed to alter or affect the original terms of the Lease, except as the same apply to the Additional Premises and except as expressly set forth herein.

2. TERM APPLICABLE TO ADDITIONAL PREMISES ONLY: The Term of the lease of the Additional Premises shall commence on January 15, 1999 (the "Additional Premises Commencement Date") and, unless sooner terminated as provided in the Lease, shall end on January 31, 2002 (the "Additional Premises Termination Date").

3. BASE RENTAL SCHEDULE APPLICABLE TO ADDITIONAL PREMISES ONLY: Lessee shall pay as monthly Base Rent for the Additional Premises the following sums:

           January 15 - 31, 1999                    _______ Total
           February 1999 - January 2000             _______ Per Month
           February 2000 - January 2001             _______ Per Month
           February 2001 - January 2002             _______ Per Month

4. EARLY OCCUPANCY: Lessee shall be entitled to occupy the Additional Premises prior to the Commencement Date upon mutual execution and delivery of this Lease Amendment, subject to the provisions of paragraph 3 of the Addendum to Lease.

5. CONDITION OF PREMISES; WARRANTIES: Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date, in good and operating condition and repair as more fully set forth in paragraph 4 of the Addendum to Lease. Except as expressly set forth in this

                                                                 INITIAL

                                                               [ILLEGIBLE]

Addendum to Lease
Rev. 12/20/98
     paragraph 5. Lessee accepts the Premises "as is," and Lessor has no obligation to repair, alter or improve the Additional Premises.

6. INITIAL TENANT IMPROVEMENTS: Lessee shall construct its Initial Tenant Improvements for the Additional Premises, at Lessee's sole cost and expense, subject to Lessor's prior WRITTEN approval thereof, which shall not be unreasonably withheld or delayed. Lessor shall provide no tenant improvement allowance for the Additional Premises. Lessee may construct its Initial Tenant Improvements utilizing licensed contractors and subcontractors selected by Lessee and approved by Lessor, in writing. Such work shall comply with section 7 of the Lease. All work involving wall changes, electrical, fire sprinklers and HVAC shall have a building permit.

7. PARKING: During the term of this lease of the Additional Premises, Lessee shall have the use of an additional 2 reserved parking spaces at no additional cost.

8. OTHER TERMS AND CONDITIONS: Except as set forth herein, each and every other term and condition of the Lease and the Addendum thereto applies to the Additional Premises, as if set forth fully herein; provided, however, that any warranties, rights or obligations that accrue to either party shall, for purposes of the Amendment and with respect to the Additional Premises only, accrue on the Additional Premises Commencement Date set forth above, and shall terminate with respect to the Additional Premises on the Additional Premises Termination Date (except with respect to any obligations under the Lease that expressly survive the termination of the Lease).

9. LESSEE'S PERCENTAGE SHARE: The Lease is hereby amended, effective during the Terms for the Additional Premises only, as follows: Lessee's Percentage Share under the Lease (for both the original and the Additional Premises) shall be 5.58%.

10. SECURITY DEPOSIT: Lessee shall deliver a security deposit of $2,118.00 upon execution of this Amendment.

LESSEE                                    LESSOR:
INTELLIGENT SYSTEMS FOR RETAIL, INC.,     HARBOR BELMONT ASSOCIATES,
a California corporation                  a California General Partnership


By /s/ Louis H. Borders                   By /s/ Phillip Raiser
   -----------------------------------       -----------------------------------
   Louis H. Borders                          Phillip Raiser
Its President                             Its General Partner


                                                                   INITIAL

                                                                 [ILLEGIBLE]

Addendum to Lease
Rev. 12/20/98
Page 2 of 2

                                  [FLOORPLAN]






LEASE EXHIBIT A

INITIAL

LHB/PR
                                                        HARBOR PARK
                                                        BUILDING 'D' - STE. 288
                                                        HARBOR BOULEVARD
1,375 SQ. FT.                                           BELMONT, CA.